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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



                                October 10, 1994
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                Date of Report (Date of earliest event reported)

                          Southwestern Life Corporation
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             (Exact name of Registrant as specified in its charter)


     Delaware                        1-7697                       43-6069928
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(State or other jurisdiction      (Commission                  (IRS employer
of incorporation                    file no.)               identification no.)


                   500 North Akard Street, Dallas, Texas 75201
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          (Address of principal executive offices, including zip code)


                                 (214) 954-7111
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS.

     The Registrant determined that realized losses in the amount of $46.4 million in the value of certain of its investments in collateralized mortgage obligations were appropriate as of the quarter ended March 31, 1994. The Company has amended its financial statements for the quarters ended March 31, 1994 and June 30, 1994 to reflect these losses, and has filed amendments on October 12, 1994 on Form 10-Q/A to its Quarterly Reports on Form 10-Q for each such quarter, which amendments on Form 10-Q/A and the financial statements (including the Notes thereto) and exhibits included therein are incorporated herein by reference.

     On October 10, 1994, Robert L. Beisenherz resigned from his position as President, Chief Executive Officer and Chairman of the Board of the Registrant and from all positions he held with the Registrant's subsidiaries. On such date, the Registrant's Board of Directors elected James R. Kerber as the Registrant's President and Chief Executive Officer and as a member of the Registrant's Board of Directors.

     A copy of the press release announcing the March 31, 1994 losses and the change of the Registrant's management is attached as Exhibit 1 of this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          (a)  None

          (b)  None

          (c)  Exhibits.

          Exhibit No.         Description
          -----------         -----------

               1              Press Release of Registrant dated October 12, 1994


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Southwestern Life Corporation



                                        By:  /s/John T. Hull
                                             ----------------------------
                                             John T. Hull
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer
Date:  October 12, 1994


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                                INDEX TO EXHIBITS

                                                       Sequential
Exhibit No.    Document Description                     Page No.
- -----------    --------------------                    ----------

     1         Press Release of Southwestern Life           5
               Corporation dated October 12, 1994


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